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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in Registration Statements Number 2-66830, 2-96290, 33-36841, 33-62118, 33-61861, 33-61939 and 333-21681 on
Form S-8 of Varco International, Inc. and in the related Prospectuses of our report dated February 12, 1997, with respect to the consolidated financial statements and schedule of Varco International, Inc. included in the annual report on Form 10-K for the year ended December 31, 1996.



Orange County, California
March 24, 1997